Investor Presentation January 2019

Forward-looking Statements & Non-GAAP Financial Information TECHNOLOGY | INNOVATION | SOLUTIONS Forward-Looking Language This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward- looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, our guidance relating to revenue, adjusted earnings from operations and cash and cash equivalent balance, and statements we make regarding targeted, possible and expected growth in revenue and adjusted earnings from operations. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, our ability to achieve operational efficiencies and meet customer demand for products and services and the risks described in the Company’s filings with the Securities and Exchange Commission, including the Company’s reports on Form 10-K and Form 10-Q. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement that may be made from time to time, whether written or oral, whether as a result of new information, future developments or otherwise. Use of Non-GAAP Financial Information To supplement the unaudited condensed consolidated financial statements presented in accordance with U.S. GAAP in this presentation, certain non-GAAP financial measures as defined by the SEC rules are used. These non-GAAP financial measures include adjusted EBITDA and adjusted earnings from operations. Management believes that such information can enhance investors’ understanding of the company’s ongoing operations. See the accompanying table below for a reconciliation of adjusted EBITDA and adjusted earnings from operations to the most closely related GAAP measure. 2

Agilysys Overview TECHNOLOGY | INNOVATION | SOLUTIONS • Agilysys is a Technology Software Solutions Company Subscription Reservations and Exclusively Focused on the Hospitality Industry On Prem Analytics Guest • Our Solutions Are Mission Critical to Core Hospitality Operations Optimization Value - These Systems Are Required to Run the Hospitality Business • Our Software Solutions Drive Substantial Customer Benefits, Staff Payment Including Increased Revenue, Reduced Cost, Enhanced Guest Mobility Experiences and Improved Employee Morale Guest Facing Guest • Offices in 11 Locations Globally with Corporate Headquarters in Terminals Connections Guest Alpharetta, Georgia Self-service $131.6M 55% 31% 26% Total Recurring Revenue as a % Subscription Revenue as a Subscription Revenue Revenue of Total Revenue % of Recurring Revenue Growth Rate *Note: All data is as of the trailing twelve months ended September 30, 2018. 3

We Serve Leading Hospitality Brands TECHNOLOGY | INNOVATION | SOLUTIONS Gaming – 55% of Revenue Hotels, Resorts and Cruise – 26% of Revenue FoodFood Service – 18% of Revenue Restaurants, Universities, Stadia and Healthcare – 1% of Revenue Note: Revenue contribution figures represent percentage for the trailing twelve months ended September 30, 2018. 4

Agilysys Products TECHNOLOGY | INNOVATION | SOLUTIONS Well-Established rGuest Emerging POINT OF SALE (POS) PROPERTY MANAGEMENT (PMS) OTHER 5

Go To Market Strategy

TECHNOLOGY | INNOVATION | SOLUTIONS



OBSESSIVELY CUSTOMER CENTRIC

IN EVERY MARKET WE SERVE

ENGINEERING DRIVEN COMPANY

~10%* FY19 YTD Improvement in Customer Retention vs. FY18

~24%* Increase in YTD International Bookings

R&D Team Strength**
Jan 2017 – 230
Dec 2018 – 450
Dec 2019 – 750

*Fiscal year 2019 year to date ended September 30, 2018 to fiscal year 2018 comparative period.
**R&D strength numbers represent approximate headcount. The Dec 19 figure is an estimated projection.

Agilysys

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Agilysys Mission TECHNOLOGY | INNOVATION | SOLUTIONS HELP OUR CUSTOMERS IMPROVE GUEST EXPERIENCE AND LOYALTY WHATEVER IT TAKES, INCLUDING INTEGRATION WITH 3rd PARTY PARTNERS WITH DEDICATION TO PAST, PRESENT & FUTURE CUSTOMER INVESTMENTS IN OUR PRODUCTS AND SERVICES 7

What Sets Agilysys Apart TECHNOLOGY | INNOVATION | SOLUTIONS Pure Hospitality Hospitality is all We Do Because our Business is 100% Focused on this Industry Comprehensive Solutions Agilysys has the Broadest Software Offerings with the Deepest Functionality in the Market Obsessively Customer Centric We are Obsessive About Putting our Customers at the Center of Everything We Do 8

Hospitality Market TECHNOLOGY | INNOVATION | SOLUTIONS ARR Market Opportunity ARR Product Opportunity $4.8 Billion $4.8 Billion SA $0.35B 7% APAC $1.36B PMS 28% $1.61B NA 34% $1.72B POS 37% $3.18B 66% EMEA $1.36B 28% Agilysys Revenue ~ $131.6M* *Trailing twelve months ended September 30, 2018. 9

Achievements Under New Management Team TECHNOLOGY | INNOVATION | SOLUTIONS January 2017 (Q4 - • Four Consecutive Quarters of Sequential Revenue Growth FY17) we began a focus on cost control • Record Revenue Achieved in Q1 FY19 and Then Q2 FY19 Set Another Record and aligning resources to position • Expect Approximately 10% Year-Over-Year Revenue Growth in Fiscal 2019 Compared to Fiscal 2018 Agilysys for consistent profitable • Average Subscription Revenue Year Over Year Growth Rate of 34% for Past 14 Quarters growth • Subscription Revenue Accounts for 31% of Trailing Twelve Month Overall Recurring Revenue • Three Consecutive Quarters of Positive Adjusted Earnings from Operations (AOE) • First Time the Company has Generated Positive AOE Since Transforming Into a Pure-Play Hospitality Software Solutions Technology Provider in July 2013 • More Than Doubled the Number of Software Development Team Members While Significantly Improving Profitability • AOE Improvement of $10.7M Over Trailing Twelve Months Compared to Prior Twelve-Month Comparable Period *Trailing twelve months ended September 30, 2018. 10

Creating Value with New Leadership and Strategy TECHNOLOGY | INNOVATION | SOLUTIONS 18 Announced 17 First Ever Positive AOE 16 Quarter 15 Heather Foster Ramesh Tony Joins as VP of Marketing 14 Srinivasan Pritchett Joins as Promoted CEO Sridhar to CFO Rod Talbot 13 Laveti Joins as Joins as MD APAC R&D VP 12 IDC Established, Jeba Kingsley Joins as VP of Managed Locally Professional 11 by Prakash Bhat Services Prabuddha 10 Don DeMarinis Biswas Rob Jacks Joins as SVP Joins as CTO Promoted to CIO of Sales 9 8 11

Growth in Engineering Capacity TECHNOLOGY | INNOVATION | SOLUTIONS 1-Jan-17 31-Dec-18 Growth R&D 229 448 96% Developers 134 302 125% Total Headcount 725 868 20% R&D/HC 32% 52% Developers/HC 18% 35% Contractors 102 19 12

India Development Center TECHNOLOGY | INNOVATION | SOLUTIONS • Currently Doubling Capacity To: • 68,000 Square Feet • 660 Employee Capacity • 319 Out of 338 Current Employees Chennai are Technical Staff 13

Long Term Financial Targets TECHNOLOGY | INNOVATION | SOLUTIONS Revenue Possibilities 290 270 Current 250 12/31/17 EV/Rev 230 EV/Rev 2.3 210 1.9 190 170 150 130 FY18 FY19 FY20 FY21 FY22 20% CAGR 15% CAGR 10% CAGR Targeting Four-Year Revenue Growth CAGR of between 10% - 20% and AOE of between 10%-20% of Revenue by FY2021 (begins April 2020) 14

FINANCIAL OVERVIEW

Evolving Business, Evolving P&L TECHNOLOGY | INNOVATION | SOLUTIONS Financial Metrics and Valuation (*TTM) Business Metrics (as of 9/30/18) Share Price (1/11/19) $14.32 Direct POS End Points Managed ~51k Diluted Shares Outstanding 23.1M Y/Y Growth 21% Diluted Market Capitalization $330.8M Direct Hotel Rooms Managed ~270k Y/Y Growth 8% Cash (as of 09/30/18) $32.9M Recurring Revenue* 55% Debt (as of 09/30/18) $0.1M As % of Total Revenue Enterprise Value $298.0M Subscription Revenue* 31% As % of Recurring Revenue Revenue $131.6M Services Revenue* 19% Gross Profit $68.0M As % of Total Revenue Adjusted EBITDA^ $10.9M Subscription Revenue Growth Y/Y* 26% Adjusted Earnings from Operations^ $0.9M rGuest as % of Total Revenue* 8% Earnings per Share ($0.33) New Customer Count* 86 EV/Revenue 2.3x EV/Gross Profit 4.4x ^Non-GAAP measure, see reconciliation on slide 29. *Trailing twelve months ended September 30, 2018. 16

We Provide Industry Leading Hospitality Solutions TECHNOLOGY | INNOVATION | SOLUTIONS PROPERTY POINT-OF-SALE MANAGEMENT 61% of Revenue 27% POS Solutions of Revenue PMS Solutions ~51k end points at 9/30/18 ~270k rooms at 9/30/18 +21% since 9/30/17 9% +8% since 9/30/17 of Revenue DOCUMENT INVENTORY & 3% MANAGEMENT PROCUREMENT of Revenue 92% 8% Product Technology of Revenue of Revenue WELL-ESTABLISHED rGUEST Note: Revenue contribution figures represent percentage for the trailing twelve months ended September 30, 2018. 17

Strong Balance Sheet TECHNOLOGY | INNOVATION | SOLUTIONS Consolidated Balance Sheet (in thousands) March 31, 2018 September 30, 2018 Cash, Cash Equivalents and Marketable Securities $39,943 $32,904 Other Current Assets 23,981 30,426 Long-Term Assets 93,283 90,296 Total Assets $157,207 $153,626 Current Liabilities $44,581 $42,701 Other Liabilities 4,195 3,951 Total Liabilities 48,776 46,652 Shareholders’ Equity 108,431 106,974 Total Liabilities and Shareholders’ Equity $157,207 $153,626 18

Historical Financial Results - Trailing Twelve Months TECHNOLOGY | INNOVATION | SOLUTIONS Revenue - GAAP Net Loss - GAAP $135,000 ($1,000) $131,577 $130,000 $127,678 $127,360 Record ($6,000) ($3,765) Revenue $125,000 Quarter ($7,671) $120,366 (Q2’19) ($11,000) ($8,350) $120,000 ($11,721) ($16,000) $115,000 FY16 FY17 FY18 TTM* FY16 FY17 FY18 TTM* ^ Adjusted EBITDA – Non-GAAP Adjusted Earnings from Operations–Non GAAP^ $12,000 $10,884 $7,000 $9,082 $887 $0 $8,000 Three Consecutive ($7,000) $4,287 $4,478 Quarters ($5,976) $4,000 with Adj. EBITDA ($14,000) over $2.6M ($11,568) $0 ($21,000) ($16,661) FY16 FY17 FY18 TTM* FY16 FY17 FY18 TTM* All numbers in thousands. *Trailing twelve months ended September 30, 2018. ^ Non-GAAP measure, see reconciliation on slide 29. 19

Profitability Metrics - Quarterly TECHNOLOGY | INNOVATION | SOLUTIONS Total Revenue $35,000 $34,203 $33,865 $34,007 $34,000 $33,448 $33,000 $32,676 $32,056 $32,000 $31,310 $30,953 $31,000 $30,602 $30,129 $30,000 $29,000 $28,000 $27,000 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 All numbers in thousands. 20

Profitability Metrics - Quarterly TECHNOLOGY | INNOVATION | SOLUTIONS Adjusted Earnings from Operations – Non GAAP^ $1,995 $2,000 $1,000 $564 $237 $0 ($1,000) ($1,158) Q3-FY18 ($1,440) included ($2,000) ($1,909) $700K of capex for IDC ($3,000) expansion ($3,100) ($3,247) ($3,475) ($4,000) ($3,779) Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 All numbers in thousands. ^ Non-GAAP measure, see reconciliation on slide 30. 21

Profitability Metrics - Quarterly TECHNOLOGY | INNOVATION | SOLUTIONS Adjusted EBITDA – Non GAAP^ $3,500 $3,113 $2,965 $3,061 $3,000 $2,641 $2,500 $2,310 $2,069 $2,000 $1,640 No $1,500 $1,308 Software Capitalization in $1,000 Q2-FY19 $441 $500 $0 ($500) ($234) Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Average of $2.5M in capitalized software development costs per quarter from Q1’17 to Q1’19. All numbers in thousands. ^ Non-GAAP measure, see reconciliation on slide 30. 22

Profitability Metrics - Quarterly TECHNOLOGY | INNOVATION | SOLUTIONS Adjusted EBITDA less Capitalized Software Development Costs – Non GAAP^ $3,000 $2,584 $2,000 $1,415 $981 $1,000 $274 $0 ($177) ($385) ($1,000) No ($1,350) Software ($2,000) ($1,646) Capitalization in Q2-FY19 ($2,429) ($3,000) ($2,948) ($4,000) Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 All numbers in thousands. ^ Non-GAAP measure, see reconciliation on slide 30. 23

APPENDIX

Senior Management Leading New Growth Vision TECHNOLOGY | INNOVATION | SOLUTIONS RAMESH SRINIVASAN - President and Chief Executive Officer Ramesh is an accomplished CEO with leadership and turnaround success across multiple industries resulting in rapid and sustainable long-term growth and significant increases in shareholder value. TONY PRITCHETT - Chief Financial Officer Tony is a certified public accountant who joined Agilysys in 2012 as controller of the Retail Solutions Group, bringing with him prior financial experience with software and SaaS companies. PRABUDDHA BISWAS - Chief Technology Officer Prabuddha brings over 30 years of successful software development and innovative technology leadership to Agilysys, where his responsibilities include leadership and oversight of the Company’s technology vision. DON DEMARINIS - Senior Vice President Sales, Americas Don brings extensive industry experience and success at Oracle and Micros selling hospitality technology and services to global clients across markets where he led sales increases of up to 30% per annum. 25

Senior Management Leading New Growth Vision TECHNOLOGY | INNOVATION | SOLUTIONS KYLE C. BADGER - Senior Vice President, General Counsel and Secretary Kyle leads the global legal and human resources teams, and brings over 22 years of legal experience representing public and private companies in general corporate matters. SRIDHAR LAVETI - Vice President of Established Products and Customer Support Sridhar leads the product engineering and management teams for established Agilysys products and oversees customer support. He brings 25+ years of technology and management leadership across multiple industries. PRAKASH BHAT - Vice President and Managing Director (India) Prakash brings 30+ years of experience in technology and management with an impressive track record of building new companies to create a strong market presence for established organizations in new locations. ROD TALBOT - Managing Director (Asia Pacific) Rod has 25 years of experience working in the Asia Pacific region bringing an extensive background in developing and executing go-to-market strategies which deliver profitable and sustainable growth. 26

Senior Management Leading New Growth Vision TECHNOLOGY | INNOVATION | SOLUTIONS ROB JACKS – Chief Information Officer Rob was promoted to CIO in December 2018 and is responsible for advancing Agilysys’ internal systems and information technology processes. Rob has a reputation as a transformational executive who can deploy complex solutions with a measurable ROI. JAMES SLATTER - Managing Director (EMEA) Based in the UK for 16 years, James has extensive experience working in the hospitality industry, satisfying the software needs of enterprise clients, and helping US based companies expand their international footprint. HEATHER FOSTER - Vice President of Marketing Heather is an accomplished marketing executive focused on high growth companies for business-to- business technology, enterprise software and cloud across multiple industries to successful outcomes. JEBA KINGSLEY - Vice President of Professional Services Jeba was hired as Vice President of Professional Services in December 2018. Jeba has more than 20 years of experience leading revenue-generating global client services organizations. 27

Non-GAAP Reconciliation TECHNOLOGY | INNOVATION | SOLUTIONS AGILYSYS, INC. RECONCILIATION OF NET LOSS TO ADJUSTED EARNINGS FROM OPERATIONS (UNAUDITED) Twelve Months Ended March 31 (In thousands) TTM* 2018 2017 2016 Net loss $ (7,671) $ (8,350) $ (11,721) $ (3,765) Income tax expense (benefit) (3,431) (3,251) 236 6 Loss before taxes (11,102) (11,601) (11,485) (3,759) Depreciation of fixed assets 2,602 2,631 2,409 2,199 Amortization of intangibles 2,145 1,879 1,392 1,243 Amortization of developed technology 11,299 10,016 8,012 1,022 Interest income (186) (88) (147) (63) EBITDA (a) 4,758 2,837 181 642 Share-based compensation 4,044 4,688 2,427 3,405 Restructuring, severance and other charges 1,823 1,798 1,561 283 Asset write-offs and other fair value adjustments - - - 180 Other non-operating (income) expense (17) (391) 224 (491) Legal settlements 276 150 85 268 Adjusted EBITDA (b) 10,884 9,082 4,478 4,287 Capitalized software development costs (5,630) (8,918) (11,888) (15,048) Adjusted EBITDA less capitalized software development costs (c) 5,254 164 (7,410) (10,761) Capital expenditures (4,367) (6,140) (4,158) (5,900) Adjusted Earnings from Operations (d) $ 887 $ (5,976) $ (11,568) $ (16,661) (a) EBITDA is defined as net income before income taxes, interest expense, depreciation and amortization (b) Adjusted EBITDA, a non-GAAP financial measure, is defined as income before income taxes, interest expense (net of interest income), depreciation and amortization (including amortization of developed technology), and excluding charges relating to i) legal settlements, ii) restructuring, severance, and other charges, iii) asset write-offs and other fair value adjustments, iv) share-based compensation, and v) other non-operating (income) expense (c) Adjusted EBITDA less capitalized software development costs, a non-GAAP financial measure, is defined as Adjusted EBITDA, less capitalized software development costs (d) Adjusted Earnings from Operations, a non-GAAP financial measure, is defined as Adjusted EBITDA less capitalized software development costs, less capital expenditures *Trailing twelve months ended September 30, 2018. 28

Non-GAAP Reconciliation

TECHNOLOGY | INNOVATION | SOLUTIONS

AGILYSYS, INC.
RECONCILIATION OF NET LOSS TO ADJUSTED EARNINGS FROM OPERATIONS
(UNAUDITED)

(In thousands)	Three Months Ended September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Net loss	$ (3,791)	$ (1,736)	$ (210)	$ (1,934)	$ (3,248)	$ (2,958)	$ (5,287)	$ (1,737)	$ (2,400)	$ (2,297)
Income tax expense (benefit)	53	(49)	(1,812)	(1,623)	105	78	(16)	129	82	42
Loss before taxes	(3,738)	(1,785)	(2,022)	(3,557)	(3,143)	(2,880)	(5,303)	(1,608)	(2,318)	(2,255)
Depreciation of fixed assets	676	606	739	581	700	611	618	598	595	598
Amortization of intangibles	674	543	457	471	465	485	361	353	342	336
Amortization of developed technology	3,347	2,663	2,645	2,644	2,420	2,307	2,307	2,307	2,133	1,266
Interest income	(94)	(52)	(30)	(10)	(21)	(26)	(24)	(83)	(12)	(29)
EBITDA (a)	865	1,975	1,789	129	421	497	(2,041)	1,567	740	(84)
Share-based compensation	1,265	409	912	1,458	1,099	1,219	1,645	(58)	495	346
Restructuring, severance and other charges	448	440	557	378	826	37	77	1,394	-	89
Asset write-offs and other fair value adjustments	-	-	-	-	-	-	-	-	-	-
Other non-operating (income) expense	28	198	(197)	(46)	(37)	(113)	85	62	(12)	90
Legal settlements	35	91	-	150	-	-	-	-	85	-
Adjusted EBITDA (b)	2,641	3,113	3,061	2,069	2,310	1,640	(234)	2,965	1,308	441
Capitalized software development costs	(57)	(2,132)	(1,646)	(1,795)	(2,487)	(2,990)	(2,714)	(3,350)	(2,954)	(2,870)
Adjusted EBITDA less capitalized software development costs (c)	2,584	981	1,415	274	(177)	(1,350)	(2,948)	(385)	(1,646)	(2,429)
Capital expenditures	(589)	(744)	(851)	(2,183)	(981)	(2,125)	(831)	(1,055)	(1,454)	(818)
Adjusted Earnings from Operations (d)	$ 1,995	$ 237	$ 564	$ (1,909)	$ (1,158)	$ (3,475)	$ (3,779)	$ (1,440)	$ (3,100)	$ (3,247)

(a) EBITDA is defined as net income before income taxes, interest expense, depreciation and amortization

(b) Adjusted EBITDA, a non-GAAP financial measure, is defined as income before income taxes, interest expense (net of interest income), depreciation and amortization (including amortization of developed technology), and excluding charges relating to i) legal settlements, ii) restructuring, severance, and other charges, iii) asset write-offs and other fair value adjustments, iv) share-based compensation, and v) other non-operating (income) expense

(c) Adjusted EBITDA less capitalized software development costs, a non-GAAP financial measure, is defined as Adjusted EBITDA, less capitalized software development costs

(d) Adjusted Earnings from Operations, a non-GAAP financial measure, is defined as Adjusted EBITDA less capitalized software development costs, less capital expenditures

Agilysys...

*Trailing twelve months ended September 30, 2018.

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Cash Flow TECHNOLOGY | INNOVATION | SOLUTIONS TTM* FY18 FY17 FY16 Operating activities Loss from continuing operations $ (7,671) $ (8,350) $ (11,721) $ (3,765) Non cash adjustments, restructuring, legal settlements 17,129 16,586 14,110 7,741 Changes in assets & liabilities (3,682) (1,362) 1,044 3,242 Net cash provided by (used in) operating activities 5,776 6,874 3,433 7,218 Investing activities Capital expenditures (4,367) (6,140) (4,158) (5,900) Capitalized developed software (5,630) (8,918) (11,888) (15,048) Investments (29) (27) 2,181 (65) Net cash used in investing activities (10,026) (15,085) (13,865) (21,013) Net cash used in financing activities (1,331) (1,295) (847) (577) Effect of exchange rate (47) 194 (74) (87) Decrease in cash & cash equivalents (5,628) (9,312) (11,353) (14,459) Cash & cash equivalents - beginning of period 38,532 49,255 60,608 75,067 Cash & cash equivalents - end of period $ 32,904 $ 39,943 $ 49,255 $ 60,608 *Trailing twelve months ended September 30, 2018. 30

Agilysys Corporate Headquarters Agilysys Global Footprint • Alpharetta, Georgia Agilysys US Offices • Las Vegas, Nevada • Santa Barbara, California • Bellevue, Washington Agilysys EMEA Office Windsor, UK • United Kingdom Seattle, WA Las Vegas, NV Agilysys APAC Offices Santa Barbara, CA Alpharetta, GA • Hong Kong Shenzhen, China Hong Kong • Malaysia Chennai, India • Philippines Manila, Philippines Kuala Lumpur, Malaysia • Singapore Singapore • China Agilysys Demonstration Centers • Alpharetta, Georgia • Las Vegas, Nevada Principal Location India Development Center Country with Installation Reseller • Chennai, India 31

Contact: Tony Pritchett Chief Financial Officer (770) 810-7941 Richard Land / Norberto Aja InvestorRelations@agilysys.com JCIR (212) 835-8500 Dave Wood agys@jcir.com VP of Finance (770) 810-7920 InvestorRelations@agilysys.com 32